FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): August 27, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on August 27, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.39)  August 27, 2001 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  September 15, 2001                   By: /S/Samuel Molinaro
                                              Samuel Molinaro
                                              Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.39)          August 27, 2001 - Information on Distribution to
                                           Certificateholders




         August 27, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.39
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6







                     Beginning      Pass Thru         Principal     Interest      Total         Ending Cert./
   Type      Class   Cert. Bal.        Rate           Dist. Amt.    Dist. Amt.     Dist.        Notional Bal.
  Senior       A-I    41,993,456      7.16089210%     1,234,803      250,592      1,485,395      40,758,654
               A-II   28,216,029      7.58273570%     1,240,710      178,296      1,419,006      26,975,319
               A-III  19,626,440      7.20532120%       797,788      117,846        915,634      18,828,652
               A-IV   12,034,118      7.51213540%        37,494       75,335        112,829      11,996,624
               A-V    12,587,977      7.74127350%       382,042       81,206        463,248      12,205,935
               B-1     6,436,884      7.35778881%        59,034       39,468         95,502       6,377,850
               B-2     3,218,397      7.35778881%        29,517       19,734         49,250       3,188,880
               B-3     1,931,074      7.35778881%        17,710       11,840         29,551       1,913,364
               B-4     2,317,235      7.35778881%        21,252       14,208         35,460       2,295,983
               B-5     1,416,073      7.35778881%        12,987        8,683         21,670       1,403,086
               B-6     1,933,812      7.35778881%        17,735       11,857         29,592       1,916,076
               R-1             0      7.16089210%             0            0              0            0.00
               R-2             0      7.16089210%             0            0              0            0.00

                     131,575,287                      3,851,072      809,064      4,660,136     127,860,422

